UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2005

                                JUMP'N JAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            UTAH                    000-51140                     87-0649332
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                3270 South 1100 West, South Salt Lake, Utah 84119
                -------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 209-0545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.   Other Events.

     On October 18, 2005, the Registrant executed a Letter of Intent to acquire Premier BPO, Inc. ("Premier"). Terms of the Letter of Intent call for Registrant to issue 11,588,891 post-reverse split shares of its common stock in exchange for all of the issued and outstanding common stock and preferred stock of Premier.

     Premier BPO, Inc. is a company which was established in October, 2003 for the sole purpose of enabling businesses to outsource services in a more cost-effective and efficient manner.

     Closing of the transaction is subject to certain requirements including completion of final documentation, due diligence and other customary pre-closing conditions. There is no assurance this transaction will be completed.


Item 9.01.   Financial Statements and Exhibits.

       (c)        Exhibits.

10.1   Letter of Intent by Registrant and Premier BPO, Inc.



Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Jump'n Jax cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 JUMP'N JAX, INC.



Date:  October 19, 2005                  By         /S/ LANE S. CLISSOLD
                                           -------------------------------------
                                            Lane S. Clissold
                                            Acting President and Director


Date:  October 19, 2005                  By         /S/ STEVEN D. MOULTON
                                           -------------------------------------
                                            Steven D. Moulton
                                            Secretary and Director